Equity Investor Presentation Second Quarter 2023

FARMER MAC Forward-Looking Statements In addition to historical information, this presentation includes forward- looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward- looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 24, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 7, 2023. These reports are also available on Farmer Mac’s website (www.farmermac.com). Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of June 30, 2023, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The information in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2023 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 02

FARMER MAC Use of Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of June 30, 2023 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2023. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non- GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consist of: (1) the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and (2) the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps. 03

FARMER MAC Investment Highlights •90-Day delinquencies of only 0.17% across all lines of business •Cumulative Agricultural Finance Mortgage Loans lifetime losses of only 0.11% Quality Assets •Issue at narrow, Government Sponsored Enterprise (GSE) spreads to U.S. Treasuries •E.g., 10-year U.S. Treasury +0.63% as of June 30, 2023Funding Advantage •Ag productivity must double to meet expected global demand •U.S. ag mortgage market is ~$349 billion and growing •Renewable electricity capacity is expected to grow by 48% in the next five years Growth Prospects •Overhead / outstanding business volume ~35 bps •~$800,000 earnings per employee in 2022 Operational Efficiency •Greater than 95% of total revenues is recurring net effective spread and fees •Outstanding business volume CAGR of 10% (2000 to 2022) Quality, Recurring Earnings •Core earnings ROE ~16% in 2022 and consistent net effective spread •Increased quarterly dividend payments for 12 consecutive years Strong Returns, Responsible Growth 04

FARMER MAC Farmer Mac initially chartered by Congress as an instrumentality of the United States Initial public offering First listed on NASDAQ (FAMCU & FAMCL) First major charter revision and expansion of authority (direct loan purchases) First listed on NYSE (AGM & AGM.A) Second major charter revision and expansion of authority (Rural Infrastructure) A Mission-Driven, For-Profit Company Our Mission Farmer Mac is committed to help build a strong and vital rural America by increasing the availability and affordability of credit for the benefit of American agricultural and rural communities Our Stakeholders • Farmers, ranchers and rural communities • Employees • Stockholders • Financial Institutions & Cooperatives • Congress • Regulators Our Corporate Social Responsibility • To help create sustainable, vibrant rural American communities • We achieve this by conducting our business – With absolute integrity – By holding ourselves to high ethical standards – By promoting a diverse, respectful, and inclusive culture – By adopting an Environmental, Social, Governance (ESG) policy statement 05 1987 1988 1996 1999 2008

FARMER MAC Aparna Ramesh Executive Vice President – Chief Financial Officer & Treasurer • 20+ years of experience in mission-oriented finance roles • Joined Farmer Mac in January 2020 from Federal Reserve Bank of Boston, where she previously served as Senior Vice President and Chief Financial Officer • Prior experience includes roles spanning product management, asset-liability management and profitability within Cambridge Savings Bank and M&T Bank Bradford T. Nordholm President & Chief Executive Officer • 40+ years of agricultural and energy finance experience • Joined Farmer Mac in October 2018 from Starwood Energy Group, a leading private investment firm where he served as CEO and later as Vice Chairman • Prior experience includes CEO of US Central and management positions at National Cooperative and within the Farm Credit System Executive Leadership 06 Zachary N. Carpenter Executive Vice President – Chief Business Officer • 15+ years of experience in agribusiness banking, capital markets, finance, and corporate strategy • Joined Farmer Mac in May 2019 from CoBank, where he previously served as Managing Director and Sector Vice President of its Corporate Agribusiness Banking Group • Prior experience includes Executive Director in CoBank’s Capital Markets division and Vice President in Finance and Corporate Strategy at Goldman Sachs

FARMER MAC U.S. Agricultural Balance Sheet 07 Investments, $132,748,868 Inventories, $204,517,960 Real Estate $3,188,219,412 Machinery & Vehicles, $322,698,486 $3,848,184,726 Real Estate, $349,067,861 Nonreal Estate, $154,826,805 $503,894,666 $0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 $3,500,000,000 $4,000,000,000 Farm Sector Assets 2022 Forecast Farm Sector Debt 2022 Forecast $ i n t h o u s a n d s Ag Real Estate Debt-to-Asset Ratio: 10.9% (1)

FARMER MAC (FCS Secondary Market GSE) Agricultural Finance Line of Business (Farm & Ranch and Corporate AgFinance) Farm Credit System (FCS) (Cooperative GSE) • Four FCS Banks • 69 Retail Agricultural Credit Associations Central to a Large Agricultural Mortgage Market 08 Agricultural Mortgage Market {Farmers & Ranchers} Mortgage Financing Mortgage Financing $349 Billion A G B A N K S $ 6 1 B N O N -B A N K L E N D E R S $ 1 3 B (2) Non-FCS Ag Lenders • Insurance Companies • Ag Banks • Non-Bank Lenders

FARMER MAC Farmer Mac’s Operating Model 09 Farmer Mac’s Regulatory/Congressional Oversight • Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (OSMO) • Congressional oversight through Senate and House Agricultural Committees Operating model excludes issued agricultural mortgage-backed securities and long-term standby purchase commitment credit protection components of our business.

FARMER MAC Securitization Program Update • Closed $299.4 million agricultural mortgage-backed securitization transaction on Oct. 14, 2021 • Closed $301.1 million agricultural mortgage-backed securitization transaction on Aug. 11, 2022 • Closed $283.6 million agricultural mortgage-backed securitization transaction on February 23, 2023 • Exemplifies Farmer Mac’s core mission to lower costs for the end borrower and improve credit availability in rural America Growth Opportunities 10 Deepen Farmer Mac’s Market B ro a d e n F a rm e r M a c ’s M a rk e t Loan Process Efficiency Rural Broadband Borrower Retention Renewable Energy, Project Finance Timber Securitization = Relative Size of Volume Opportunity = Broaden = Deepen = Both Syndications Broaden Farmer Mac’s Market Evaluating opportunities not currently being pursued by Farmer Mac • New lines of business • New products Deepen Farmer Mac’s Market Improving processes and operating practices • Customer interaction • Transaction processes • Existing loan features and pricing

FARMER MAC Line of Business Segment Spread Income Products Fee Income Products Volume ($ IN BILLIONS) Q2 Net Effective Spread (%) Agricultural Finance Farm & Ranch • Loans • AgVantage Securities • Guaranteed Securities • USDA • LTSPCs • Guaranteed Securities • Loans Serviced for Others $18.1 1.03% Corporate AgFinance • Loans • AgVantage Securities • Unfunded loan commitments $1.7 1.92% Rural Infrastructure Finance Rural Utilities • Loans • AgVantage Securities • LTSPCs • Unfunded Commitments • Guaranteed Securities $6.6 0.38% Renewable Energy • Loans • Unfunded Loan Commitments $0.3 1.47% Treasury Funding 0.48% Investments 0.04% $26.7 1.20% Lines of Business 11 AS OF JUNE 30, 2023

FARMER MAC Northwest 13% Southwest 30% Mid-North 27% Mid-South 17% Northeast 4% Southeast 9% By Geographic Region Crops 50% Permanent Plantings 22% Livestock 18% Part-time Farm 5% Ag. Storage and Processing 5% By Commodity Type Agricultural Finance Loan Portfolio Diversification 12 AS OF JUNE 30, 2023 Agricultural Update • USDA’s Economic Research Service estimates $189.9 billion in net cash incomes in 2022, a significant increase from 2021 and 2020 incomes and a new record in both real and nominal terms. • Net cash income in 2023 is forecast to fall by 21% due to elevated input costs and moderating commodity prices. However, forecast 2023 levels are still well above the 10-year average for farm profitability. (3)

FARMER MAC Treasury/Investments Segment Treasury segment includes the financial results of the company’s funding, liquidity, and capital allocation strategies and operations. Liquidity & Investment Portfolio Maintain investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • $5.6 billion as of June 30, 2023 • Investments net effective spread of 0.04% in second quarter 2023 Benefits from Asset-Liability Management Strategies Leverage a funds transfer pricing process to allocate interest expense to each segment, and allocate the costs and benefits of hedging strategies to the Treasury segment 13 Cash & Equiv. 15.5% Guar. by GSEs and U.S. Gov't Agencies 84.2% Asset-Backed Securities 0.3% Liquidity Portfolio AS OF JUNE 30, 2023

FARMER MAC $168.6 $197.0 $220.7 $255.5 $159.0$93.7 $100.6 $113.6 $124.3 $81.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2019 2020 2021 2022 YTD Q2 2023 C O R E E A R N IN G S $ IN M IL L IO N S N E T E F F E C T IV E S P R E A D $ I N M IL L IO N S Net Effective Spread & Core Earnings Net Effective Spread Core Earnings Growing, Recurring, High-Quality Earnings $21.1 $21.9 $23.6 $25.9 $26.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2019 2020 2021 2022 Q2 2023 $ I N B IL L IO N S Outstanding Business Volume Outstanding Business Volume 14 7% CAGR (2019-2022) 15% CAGR (2019-2022) 10% CAGR (2019-2022) CAGR is defined as Compound Annual Growth Rate Core earnings and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 27-28 of the Appendix.

FARMER MAC Quality Earnings Drives Strong Dividends $0.05 $0.10 $0.12 $0.14 $0.16 $0.26 $0.36 $0.58 $0.70 $0.80 $0.88 $0.95 $1.10 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $ P E R S H A R E Quarterly Dividend per Common Share 15 Increased quarterly dividend payments for 12 consecutive years Strong earnings and consistent capital position supports continued dividend growth for Farmer Mac. • Farmer Mac’s dividend growth rate over the past 12 years is substantially greater than those seen from the two major market indices. • 2023 marks the 12th consecutive year of higher annual dividends for Farmer Mac. • Farmer Mac is committed to strong returns and responsible growth. Dividend Yield 12 Yr. Dividend CAGR Farmer Mac 3.6% 29.4% S&P 500 1.5% 8.6% Russell 2000 1.6% 8.0%

FARMER MAC Losses less likely even in default – Average portfolio LTV of 45% as of June 30, 2023 – Land values need to decline >55% to generate material losses across Agricultural Finance mortgage loans portfolio – “Stress scenario” losses of 17% to 48% – 1980s crisis saw land value declines of ~23% Farmer Mac Uses Proven, Rigorous Underwriting Industry-leading credit requirements – Total debt coverage ratio of at least 1.25x – LTVs average 40% to 45% on mortgages purchased – Minimum borrower net equity of 50% 16 Credits are less likely to default – Focus on repayment capacity through stressed inputs – Not a “lender of last resort” – Farm Credit Administration is our safety and soundness regulator (4)

FARMER MAC Credit Consistently Outperforms 17 0.51% 0.42% 0.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% FY01FY02FY03FY04FY05FY06FY07FY08FY09FY10FY11FY12FY13FY14FY15FY16FY17FY18FY19FY20FY21FY222Q23 90-Day Delinquencies Industry 90-Day Delinquencies Farmer Mac 90-Day Delinquencies (Agricultural Finance Mortgage Loans Portfolio Only) Farmer Mac 90-Day Delinquences (Total Portfolio) -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 C H A R G E -O F F S A S % O F A S S E T S Agricultural Lender Charge-off Rates Banks Farm Credit System Farmer Mac Farmer Mac Average 0.02% Farm Credit System Average 0.09% Banks Average 0.17% All Commercial Banks Loans and Leases Average 0.96% (8) (5) (6) (7) (8) (9) (10)

FARMER MAC Historical Credit Losses Agricultural Finance Mortgage Loans have historical cumulative losses of 0.11%, or less than 1bp per year • Cumulative Agricultural Finance Mortgage Loan losses of $38 million on $36 billion of cumulative Agricultural Finance Mortgage Loans historical business volume Farmer Mac has not reported any credit losses to date in any products other than Agricultural Finance Mortgage Loans 18 -$2 $0 $2 $4 $6 $8 $10 $12 1995 & Prior 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 N E T L O S S / ( G A IN ) $ I N M IL L IO N S BY YEAR OF ORIGINATION Ag Storage & Processing Crops Permanent Plantings Livestock Part-Time Farm / Rural Housing

FARMER MAC Allowance for Losses – Quarterly 19 The total allowance for losses increased $1.1 million to $19.1 million in second quarter 2023 • $0.7 million provision to the allowance for the Rural Infrastructure Finance portfolio was primarily attributable to new telecommunications business volume within the rural utilities segment • $0.4 million provision to the allowance for the Agricultural Finance portfolio was primarily attributable to new Agricultural Storage and Processing business volume. Subsequent to June 30, 2023, an entity purchased the assets and assumed the liabilities of the single agricultural storage and processing loan that was subject to bankruptcy proceedings in the first half of 2023. • Farmer Mac received proceeds of the loan’s amortized cost. • Expect to release the entire allowance for loan loss attributable to this loan during the third quarter 2023 of approximately $4.6 million

FARMER MAC $619 $681 $713 $806 $815 $197 $331 $497 $517 $566 $815 $1,012 $1,210 $1,323 $1,381 12.9% 14.2% 14.8% 14.9% 15.9% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% 28.0% 33.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 2022 Q2 2023 T IE R 1 C A P IT A L R A T IO ( % ) C O R E C A P IT A L $ I N M IL L IO N S Statutory Minimum Core Capital Core Capital Amount Above Statutory Minimum Capital Tier 1 Capital Ratio Strong and Growing Equity Capital Base 20Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income.

FARMER MAC Investment Highlights •90-Day delinquencies of only 0.17% across all lines of business •Cumulative Agricultural Finance Mortgage Loans lifetime losses of only 0.11% Quality Assets •Issue at narrow, Government Sponsored Enterprise (GSE) spreads to U.S. Treasuries •E.g., 10-year U.S. Treasury +0.63% as of June 30, 2023Funding Advantage •Ag productivity must double to meet expected global demand •U.S. ag mortgage market is ~$349 billion and growing •Renewable electricity capacity is expected to grow by 48% in the next five years Growth Prospects •Overhead / outstanding business volume ~35 bps •~$800,000 earnings per employee in 2022 Operational Efficiency •Greater than 95% of total revenues is recurring net effective spread and fees •Outstanding business volume CAGR of 10% (2000 to 2022) Quality, Recurring Earnings •Core earnings ROE ~16% in 2022 and consistent net effective spread •Increased quarterly dividend payments for 12 consecutive years Strong Returns, Responsible Growth 21

Appendix

FARMER MAC • Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For more information on the use of these non- GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and core earnings per share to earnings per common share, and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 27-28 of the Appendix. • Book Value per Share excludes accumulated other comprehensive income. Key Company Metrics 23 ($ in thousands, except per share amounts) 2023 YTD 2022 2021 2020 2019 Core Earnings $81,046 $124,314 $113,570 $100,612 $93,742 Core Earnings per Diluted Share $7.42 $11.42 $10.47 $9.33 $8.70 Net Effective Spread ($) $159,005 $255,529 $220,668 $196,956 $168,608 Net Effective Spread (%) 1.17% 1.02% 0.98% 0.93% 0.91% Guarantee & Commitment Fees $9,235 $18,144 $17,533 $19,150 $21,335 Core Capital Above Statutory Minimum $566,200 $516,900 $496,800 $331,400 $196,700 Common Stock Dividends per Share $2.20 $3.80 $3.52 $3.20 $2.80 Outstanding Business Volume $26,737,052 $25,922,082 $23,614,463 $21,929,095 $21,117,942 90-Day Delinquencies 0.17% 0.17% 0.20% 0.21% 0.29% Recovery/(Credit Losses) $0 ($903) $1,054 ($5,759) ($67) Book Value per Share $82.71 $77.61 $67.37 $60.41 $54.80 Core Earnings Return on Equity 19% 16% 16% 16% 17%

FARMER MAC Equity Capital Structure 24 NYSE Ticker Dividend Yield Shares Outstanding C O M M O N S T O C K CLASS A VOTING COMMON STOCK • Ownership restricted to non-Farm Credit System financial institutions AGM.A 3.61% 1.0 million CLASS B VOTING COMMON STOCK • Ownership restricted to Farm Credit System institutions -- -- 0.5 million CLASS C NON-VOTING COMMON STOCK • No ownership restrictions AGM 3.06% 9.3 million P R E F E R R E D S T O C K SERIES C FIXED-TO-FLOATING RATE NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 18, 2024 • Redemption Value: $25 per share AGM.PR.C 6.000% 3.0 million SERIES D NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2024 • Redemption Value: $25 per share AGM.PR.D 5.700% 4.0 million SERIES E NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2025 • Redemption Value: $25 per share AGM.PR.E 5.750% 3.2 million SERIES F NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after October 17, 2025 • Redemption Value: $25 per share AGM.PR.F 5.250% 4.8 million SERIES G NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2026 • Redemption Value: $25 per share AGM.PR.G 4.875% 5.0 million • Common stock dividend annualized divided by quarter-end closing price • Par value of annual dividend for preferred stock

FARMER MAC Funding Finance asset purchases with proceeds of debt issuances • 32 dealers • Match-funding provides for stable net effective spread and immaterial interest rate risk Farmer Mac’s debt securities carry privileges for certain holders • 20% capital risk weighting • Eligible collateral for Fed advances • Legal investments for many federally supervised financial institutions (banks, etc.) 25 Debt Securities Trade at Narrow Spreads to Comparable Maturity Treasuries MATURITY (YEARS) 3 5 7 10 SPREAD TO TREASURY (AS OF JUNE 30, 2023) 11 bps 12 bps 39 bps 63 bps

FARMER MAC World population is expected to grow to 9.8 billion by 2050 • Arable land per person is expected to decline over 40% from 2005 to 2050 USDA projects a 75% increase in total production and consumption of major field crops in the same period • 43% increase in world population • Higher protein diets as incomes in developing countries increase Productivity would need to nearly double by 2050 to feed the world “Demand Pull” Provides Sustained Growth Opportunity 3.0 9.8 0.43 0.18 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 0.0 2.0 4.0 6.0 8.0 10.0 12.0 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 A R A B L E L A N D P E R C A P IT A (h e c ta re in u s e p e r p e rs o n )W O R L D P O P U L A T IO N (i n b ill io n s ) World Population Arable Land per capita 26 (11) (12)

FARMER MAC Reconciliation of Net Income to Core Earnings 27 (in thousands) 2023 YTD 2022 2021 2020 2019 Net income attributable to common stockholders 80,665$ 150,979$ 111,413$ 94,904$ 93,650$ Less reconciling items: Gains/(losses) on undesignated financial derivatives due to fair value changes 3,057 13,495 (1,430) (1,701) 10,077 (Losses)/gains on hedging activities due to fair value changes (5,006) 5,343 (1,809) (4,759) (9,010) Unrealized gains/(losses) on trading assets 302 (917) (115) 51 326 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value 58 39 130 58 (122) Net effects of terminations or net settlements on financial derivatives and hedging activities 1,106 15,794 494 1,236 1,089 Issuance costs on retirement of preferred stock - - - (1,667) (1,956) Income tax effect related to reconciling items 102 (7,089) 573 1,074 (496) Sub-total (381) 26,665 (2,157) (5,708) (92) Core earnings 81,046$ 124,314$ 113,570$ 100,612$ 93,742$ Core Earnings by Period Ended • Issuance costs on retirement of preferred stock relates to the write-off of deferred issuance costs as a result of the retirement of Series A Preferred Stock and Series B Preferred Stock.

FARMER MAC Reconciliation of Net Interest Income to Net Effective Spread 28 2019 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield 157,735$ 1.13% 270,940$ 1.04% 221,951$ 0.94% 195,848$ 0.87% 173,135$ 0.87% Net effects of consolidated trusts (2,099) 0.02% (4,239) 0.02% (4,864) 0.02% (6,601) 0.02% (7,669) 0.03% Expense related to undesignated financial derivatives (3,193) -0.02% (7,756) -0.03% 2,841 0.02% 3,468 0.02% (5,095) -0.03% Amortization of premiums/discounts on assets consolidated at fair value (48) 0.00% (24) 0.00% (45) 0.00% 197 0.00% 398 0.00% Amortization of losses due to terminations or net settlements on financial derivatives and hedging activities 1,604 0.01% 2,413 0.01% 446 0.00% 120 0.00% (68) 0.00% Fair Value Changes on fair value hedge relationships 5,006 0.03% (5,805) -0.02% 339 0.00% 3,924 0.02% 7,907 0.04% Net Effective Spread 159,005$ 1.17% 255,529$ 1.02% 220,668$ 0.98% 196,956$ 0.93% 168,608$ 0.91% 2023 YTD For the Year Ended December 31, 2022 2021 2020

FARMER MAC Resources Footnote 1: USDA Economic Research Service year end 2021F balance sheet (https://data.ers.usda.gov/reports.aspx?ID=17835). Farm Sector Assets and Farm Sector Debt values are forecasted values for 2021 from USDA Economic Research Service. Footnote 2: Eligible ag real estate mortgage market structure shown includes the forecast for outstanding unpaid principal balance of first lien ag mortgage assets for December 31, 2022. Footnote 3: USDA, Economic Research Service U.S. and State-Level Farm Income and Wealth Statistic (https://www.ers.usda.gov/data- products/farm-income-and-wealth-statistics/data-files-us-and-state-level-farm-income-and-wealth-statistics/). Footnote 4: USDA, National Agricultural Statistics Service (as of August 2015). Historic values are not necessarily predictive of future results or outcomes. Footnote 5: FDIC Call Report Data & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial and Farm Credit System banks (as of December 2022). Footnote 6: Delinquencies reflect Farmer Mac’s Agricultural Finance mortgage loan portfolio that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. Footnote 7: Kansas City Federal Reserve Agriculture Finance Databook (https://www.kansascityfed.org/agriculture/agfinance-updates/). Footnote 8: Banks’ charge-off rate is a percentage of agricultural loan assets. Footnote 9: Farm Credit Banks Funding Corporation Annual Information Statements; Farm Credit System’s charge-off rate is the percentage of total loans and guarantees. Footnote 10: Farmer Mac’s charge-off rate is the percentage of total loans and guarantees. Footnote 11: USDA, Economic Research Service Global Drivers of Agricultural Demand and Supply, September 2014. Footnote 12: Food and Agriculture Organization of the United Nations, “World Agriculture Towards 2030/2050,” June 2012. 29